--------------------------------------------------------------------------------

                              TRANSACTION AGREEMENT

                          dated as of September 9, 1993



                                      among



                      SOUTHWESTERN PUBLIC SERVICE COMPANY,
                                as the Supplier,


                       CAP ROCK ELECTRIC COOPERATIVE, INC.
                                  as the User,


                                   OTP, INC.,
                                 as the Issuer,


                       METROPOLITAN LIFE INSURANCE COMPANY

                   METROPOLITAN INSURANCE AND ANNUITY COMPANY

              METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY
                                as the Purchaser

                                       and

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                            as the Indenture Trustee

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
TRANSACTION AGREEMENT                                                                                           1
ARTICLE I -- DEFINITIONS                                                                                        2
ARTICLE II -- PARTICIPATION IN TRANSACTION                                                                      2
           Section 2.1.              Agreements to Participate                                                  2
           Section 2.2.              Time and Place of Closing                                                  3

ARTICLE III -- CONDITIONS PRECEDENT                                                                             3
           Section 3.1.              Conditions Precedent to Purchase of
                                       Notes and Receivables                                                    3
           Section 3.2.              Documents to be Delivered                                                  3
           Section 3.3.              Opinions                                                                   6
           Section 3.4.              Filings and Recordings                                                     6
           Section 3.5.              Authorizations; Execution and Delivery
                                       of Documents                                                             6
           Section 3.6.              Illegality, Etc                                                            7
           Section 3.7.              Actions, Proceedings                                                       7
           Section 3.8.              Necessary Actions, Permits, etc.                                           7
           Section 3.9.              Representations and Warranties                                             8
           Section 3.10.             UCC Searches                                                               8
           Section 3.11.             Fees                                                                       8
           Section 3.12.             Change in Financial Condition:  The
                                       Issuer, the Supplier and the User                                        8
           Section 3.13.             Date of Closing                                                            9
           Section 3.14.             Representations and Warranties                                             9
           Section 3.15.             Regulatory Acts                                                            9

ARTICLE IV -- REPRESENTATIONS AND WARRANTIES                                                                    9
           Section 4.1.              Representations and Warranties of the Issuer                               9
           Section 4.2.              Representations and Warranties of the Supplier                            13
           Section 4.3.              Representations and Warranties of the User                                18
           Section 4.4.              Representations and Warranties of the Purchaser                           23
           Section 4.5.              Representations and Warranties of the Indenture Trustee                   24

ARTICLE V -- INDEMNITIES                                                                                       25
           Section 5.1.              Indemnity of the User                                                     25
           Section 5.2.              Indemnity of the Supplier                                                 26
           Section 5.3.              Indemnity of the Issuer                                                   27
           Section 5.4.              Indemnity in favor of the Indenture Trustee                               28

ARTICLE VI -- EXPENSES                                                                                         29
           Section 6.1.              Transaction Costs                                                         29
           Section 6.2.              Fees of the Indenture Trustee                                             29

                                       i

ARTICLE VII -- COVENANTS                                                                                       29
           Section 7.1.              Covenants of the User                                                     29
           Section 7.2.              Covenants of the Supplier                                                 34
           Section 7.3.              Covenants of the Issuer                                                   39

ARTICLE VIII -- MISCELLANEOUS                                                                                  46
           Section 8.1.              Notices                                                                   46
           Section 8.2.              Joint and Several Liability; Parties in Interest                          47
           Section 8.3.              GOVERNING LAW; SUBMISSION TO PROCESS                                      47
           Section 8.4.              Amendment                                                                 48
           Section 8.5.              Headings                                                                  48
           Section 8.6.              Counterparts                                                              48
           Section 8.7.              Severability                                                              48
           Section 8.8.              Reproduction of Documents                                                 48
           Section 8.9.              Personal Property                                                         49
           Section 8.10.             Survival of Agreements                                                    49
           Section 8.11.             Liabilities  of the  Purchaser,  the
                                       Holders of the Notes and the  Holders
                                       of the Receivables                                                      49
           Section 8.12.             No Partnership                                                            49
           Section 8.13.             WAIVER OF JURY TRIAL, PUNITIVE DAMAGES,  ETC.                             49
           Section 8.14.             Maximum Interest Payable                                                  50
           Section 8.15.             Termination of Transaction Agreement
                                       and Transaction Documents                                               51

Appendix A            List of Definitions

Exhibit A            Transaction Documents
Exhibit B            Note Purchase Agreement
Exhibit C            Receivables Purchase Agreement
Exhibit D            Trust Indenture
Exhibit E-1          Opinion of Hinkle,  Cox,  Eaton,  Coffield & Hensley,
                     special counsel for the Supplier
Exhibit E-2          Opinion of Wright & Greenhill,  P.C.,  special  counsel
                     for the Issuer and the User
Exhibit E-3          Opinion of Andrews & Kurth, L.L.P., special counsel for the
                     Indenture Trustee
Exhibit F            Construction Contracts
Exhibit G            Power Sales Agreement
Exhibit H            Transmission Agreement
Exhibit I-1          Certificate Accompanying Financial Statements of the User
Exhibit I-2          Certificate Accompanying Financial Statements of the
                     Supplier
Exhibit I-3          Certificate Accompanying Financial Statements of the Issuer

                              TRANSACTION AGREEMENT

         TRANSACTION AGREEMENT (this "Agreement") dated as of September 9, 1993, among SOUTHWESTERN PUBLIC SERVICE COMPANY, a New Mexico corporation, as the Supplier (capitalized terms used herein being defined as provided in Article I); CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation, as the User; OTP, INC., a Texas corporation, as the Issuer; METROPOLITAN LIFE INSURANCE COMPANY, METROPOLITAN INSURANCE AND ANNUITY COMPANY AND METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY, as the Purchaser; and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, in its individual capacity only to the extent expressly stated herein and otherwise not in its individual capacity but solely as the Indenture Trustee under the Indenture.

         WHEREAS, the User desires to purchase electric power and energy from the Supplier; and

         WHEREAS, the Supplier desires to sell electric power and energy to the User and additional transmission facilities (defined herein as the New Equipment) must be constructed in order for the Supplier to transmit such electric power and energy to the User; and

         WHEREAS, the Issuer has agreed to construct the New Equipment and to issue the Notes to the Purchaser and use the proceeds thereof to finance such construction; and

         WHEREAS, upon the completion of each Segment of the New Equipment, such Segment shall be sold by the Issuer to the Supplier, a license for the use of the Property Rights shall be granted by the User to the Supplier pursuant to a License Agreement and a Receivable will be owed by the User to the Supplier and sold to the Purchaser to refinance the Notes; and

         WHEREAS, the User has agreed to owe a Receivable to the Supplier, which will be sold to the Purchaser to finance the Existing Equipment; and

         WHEREAS, the Receivables constitute (i) fair and adequate consideration to the Supplier for its obligations to the User under the Transmission Agreement and (ii) fair and adequate consideration to the User for the benefits to be derived by the User under the Transmission Agreement; and

         WHEREAS, the purchase price for the Receivables is fair and adequate consideration to the Supplier for its obligations to the Purchaser under the Receivables Purchase Agreement; and

         WHEREAS, the parties hereto wish to set forth their agreement with respect to the financing of the construction of the New Equipment and the Existing Equipment and the sale of such electric power and energy; and

         WHEREAS, the parties hereto will each receive an immediate economic benefit from the consummation of the transactions set forth herein and in the other Transaction Documents;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Unless the context shall otherwise require, the capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A attached hereto for all purposes herein (such definitions to be equally applicable to both the singular and plural forms of the terms defined).

                                   ARTICLE II

                          PARTICIPATION IN TRANSACTION

         Section 2.1. AGREEMENTS TO PARTICIPATE. In reliance on the agreements, representations and warranties herein contained or made pursuant hereto, and subject to the terms and conditions hereinafter set forth:

                  (a) THE PURCHASER. The Purchaser will, subject to the terms and conditions set forth herein and in the Note Purchase Agreement in the form of Exhibit B attached hereto, purchase Notes issued by the Issuer pursuant to the Note Purchase Agreement in an amount not to exceed $31,000,000. In addition, the Purchaser will, subject to the terms and conditions set forth herein and in the Receivables Purchase Agreement in the form of Exhibit C attached hereto, purchase from the Supplier the Receivables owed by the User under the Transmission Agreement in an amount not to exceed $36,000,000; provided that at the time each Receivable is purchased, the outstanding principal balance of the Notes is reduced by an amount equal to the purchase price for such Receivable.

                  (b) THE ISSUER. The Issuer shall execute and deliver the Notes, the Note Purchase Agreement and the Trust Indenture in the form of Exhibit D attached hereto, which shall create a lien on and security interest in the Project and shall secure payment of the Notes and the Receivables. The Issuer shall retain the Contractor to construct each Segment of the Project pursuant to the Construction Contracts.

                  (c) THE INDENTURE TRUSTEE. The Indenture Trustee shall hold the proceeds from the sale of the Notes in the Construction Account and disburse such proceeds to the

         Issuer from time to time pursuant to and subject to the terms and conditions of the Trust Indenture; such funds shall be applied to costs of purchasing and constructing the New Equipment and Transaction Costs. The Construction Account shall be part of the Trust Estate and shall be subject to the security interests of the Trust Indenture.

                  (d) THE SUPPLIER. The Supplier shall absolutely and unconditionally guaranty all obligations of the Issuer under the Notes, the Note Purchase Agreement and the Trust Indenture. Pursuant to the Transmission Agreement, the Supplier shall transmit to the User, using the Project, electrical power and energy to be sold under the Power Sales Agreement. Fees payable under the Transmission Agreement to compensate the Supplier for the dedication of the Project to the User and the power delivery capability of the Project shall be evidenced by the Receivables. Upon the completion of each Segment to the satisfaction of the Supplier, such Segment shall be sold by the Issuer to the Supplier, a License Agreement for the use of the Property Rights shall be granted by the User to the Supplier and applicable regulatory requirements shall be satisfied. Simultaneously therewith, a Receivable will be issued by the User to the Supplier under the Transmission Agreement and sold to the Purchaser under the Receivables Purchase Agreement.

                  (e) THE USER. The User will absolutely and unconditionally guaranty all obligations of the Issuer under the Notes, the Note Purchase Agreement and the Trust Indenture. The User shall purchase electrical power and energy under the Power Sales Agreement in accordance with the terms of the Transmission Agreement and issue the Receivables thereunder.

         Section 2.2. TIME AND PLACE OF CLOSING. The closing on the Date of Closing shall take place at 10:00 am., Dallas time, at the offices of Thompson & Knight, P.C. 1700 Pacific Street, 3300 First City Center, Dallas, Texas or at such other time and place as the parties hereto shall agree.

                                   ARTICLE III

                              CONDITIONS PRECEDENT


         Section 3.1. CONDITIONS PRECEDENT TO PURCHASE OF NOTES AND RECEIVABLES. The obligation of the Purchaser to purchase the Notes pursuant to the Note Purchase Agreement and each Receivable pursuant to the Receivable Purchase Agreement shall be subject to the fulfillment to the satisfaction of, or written waiver by, the Purchaser prior to or on the date of purchase, of the following conditions precedent:

         Section 3.2. DOCUMENTS TO BE DELIVERED. All of the following documents shall have been duly executed and delivered and in form, substance and date satisfactory to the Purchaser:

                  (a) The Transaction Documents described in Exhibit A attached hereto.

                  (b)      Corporate Documents of the Issuer:

                           (i) An "Omnibus Certificate" of the Secretary and of
                  the Chairman of the Board or President of the Issuer, which shall contain the names and signatures of the officers of the Issuer authorized to execute Transaction Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of the Issuer and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Transaction Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of the Issuer and all amendments thereto, certified by the appropriate official of the Issuer's state of organization, and (3) a copy of any bylaws of the Issuer;

                           (ii) A certificate (or certificates) of the due
                  formation, valid existence and good standing of the Issuer in its state of organization, issued by the appropriate authorities of such jurisdiction;

                           (iii) A "Compliance Certificate" of the Chairman of
                  the Board or President and of the chief financial officer of the Issuer, in which such officers certify to the satisfaction of the conditions set out in Section 3.9; and

                           (iv) Certificates of the Issuer's good standing and
                  due qualification to do business, issued by appropriate officials in any states in which the Issuer owns property subject to Transaction Documents.

                  (c)      Corporate Documents of the Supplier:

                           (i) An "Omnibus Certificate" of the Secretary and of
                  the Chairman of the Board or President of the Supplier, which shall contain the names and signatures of the officers of the Supplier authorized to execute Transaction Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of general resolutions duly adopted by the Board of Directors of the Supplier in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Transaction Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of the Supplier and all amendments thereto, certified by the appropriate official of the Supplier's state of organization, and (3) a copy of any bylaws of the Supplier;

                           (ii) A certificate (or certificates) of the due
                  formation, valid existence and good standing of the Supplier in its state of organization, issued by the appropriate authorities of such jurisdiction;

                           (iii) A "Compliance Certificate" of the Chairman of
                  the Board or President and of the Treasurer of the Supplier, in which such officers certify to the satisfaction of the conditions set out in Section 3.9; and

                           (iv) Certificates of the Supplier's good standing and
                  due qualification to do business, issued by appropriate officials in any states in which the Supplier owns property subject to Transaction Documents.

                  (d)      Corporate Documents of the User:

                           (i) An "Omnibus Certificate" of the Secretary and of
                  the Chairman of the Board or President of the User, which shall contain the names and signatures of the officers of the User authorized to execute Transaction Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of the User and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Transaction Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of the User and all amendments thereto, certified by the appropriate official of the User's state of organization, and (3) a copy of any bylaws of the User;

                           (ii) A certificate (or certificates) of the due
                  formation, valid existence and good standing of the User in its state of organization, issued by the appropriate authorities of such jurisdiction;

                           (iii) A "Compliance Certificate" of the Chairman of
                  the Board or President and of the chief financial officer of the User, in which such officers certify to the satisfaction of the conditions set out in Section 3.9; and

                           (iv) Certificates of the User's good standing and due
                  qualification to do business, issued by appropriate officials in any states in which the User owns property subject to Transaction Documents.

                  (e) Documentation evidencing compliance with all material environmental laws and regulations and otherwise satisfactory to the Supplier concerning the Property Rights.

         Section 3.3. OPINIONS. On the Date of Closing the Purchaser shall have received the following opinions:

                  (a) an opinion addressed to the Purchaser, from Thompson & Knight, P.C., special Texas counsel for the Purchaser, in form and substance satisfactory to the Purchaser;

                  (b) an opinion addressed to the Purchaser from Hinkle, Cox, Eaton, Coffield & Hensley, special counsel for the Supplier, in the form of Exhibit E-1 attached hereto;

                  (c) an opinion addressed to the Purchaser, from Wright & Greenhill, P.C., special counsel for the Issuer and the User, and opinions from special federal and Texas regulatory counsel to the Issuer and the User, all in the form of Exhibit E-2 attached hereto; and

                  (d) an opinion addressed to the Purchaser from Andrews & Kurth, L.L.P, special counsel for the Indenture Trustee, in the form of Exhibit E-3 attached hereto.

         Section 3.4. FILINGS AND RECORDINGS. All documents, if any, necessary or advisable to perfect (a) the rights, title and interest of the Issuer and the Supplier in and to the Receivables, the Facility and the remainder of the Trust Estate and (b) for the benefit of the Indenture Trustee a first and prior security interest in the Trust Estate shall have been duly made, executed, filed and delivered, PROVIDED, HOWEVER, that upon the sale of a Segment by the Issuer to the Supplier, the security interest granted by the Supplier in such Segment shall be subordinate to the Senior Indenture.

         Section 3.5. AUTHORIZATIONS; EXECUTION AND DELIVERY OF DOCUMENTS. The Transaction Documents described in Exhibit A attached hereto shall have been duly authorized, executed and delivered by the respective parties thereto in the forms attached hereto and shall be in full force and effect on the Date of Closing without any event or condition having occurred or existing which constitutes, or with the giving of notice or lapse of time or both would constitute, a default thereunder or breach thereof, or would give any party thereto the right to terminate any of such documents, and an executed counterpart of each document shall have been delivered to the Indenture Trustee, the Supplier, the User, the Issuer and the Purchaser.

         Section 3.6. ILLEGALITY, ETC. No change shall have occurred on or prior to such Date of Closing in Applicable Laws that, in the opinion of the Purchaser, (a) would make it illegal for the Purchaser to participate in any of the transactions contemplated by the Transaction Documents, or (b) would subject the Purchaser to any material penalty, fine, liability or sanction not contemplated by a Transaction Document.

         Section 3.7. ACTIONS, PROCEEDINGS. No action, proceeding or investigation shall have been instituted, nor shall governmental action before any court or Governmental Authority or agency be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or Governmental Authority or agency at the time of the Date of Closing, which would set aside, restrain, enjoin or prevent the consummation of the transactions contemplated hereby or by the other Transaction Documents or, if any of the foregoing is disclosed to the Purchaser on the Disclosure Schedule, is not acceptable to the Purchaser or its counsel at the time of the Date of Closing.

         Section 3.8. NECESSARY ACTIONS, PERMITS, ETC. All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any Federal, state or other Governmental Authority or agency, or by or from any Person having an interest in the Site or by or from any trustee or holder of any indebtedness or obligations of the Issuer, the Supplier or the User (including without limitation the authorization of the New Mexico Public Utility Commission) that are then necessary or, in the opinion of the Purchaser or its counsel, advisable in connection with the transactions contemplated by the Transaction Documents (including, without limitation, the construction and operation of the Facility and the use and occupancy of the Site), shall have been duly taken, given or obtained, as the case may be, shall be in full force and effect on the Date of Closing, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either (a) the time within which any appeal therefrom may be taken or review thereof may be obtained has expired, or (b) no review thereof may be obtained or appeal therefrom taken, and shall be adequate to authorize the consummation of the transactions contemplated by the Transaction Documents and the performance by the Issuer, the Supplier or the User of their respective obligations under such thereof to which each is a party, and the Purchaser has no reason to believe that any such actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses that shall be necessary or advisable in connection with such transactions subsequent to the Date of Closing cannot be obtained in a timely manner in the due course of the operation of the Project or, if any of the foregoing is disclosed to the Purchaser on the Disclosure Schedule, is not acceptable to the Purchaser or its counsel at the time of the Date of Closing.

         Section 3.9. REPRESENTATIONS AND WARRANTIES. On the Date of Closing, the following statements shall be true and accurate (a) the representations and warranties of the Issuer, the Supplier and the User, as the case may be, contained herein, and in each other Transaction Document to which any of them is a party, are true and accurate on and as of the Date of Closing as though made on and as of the Date of Closing; (b) each of the Issuer, the Supplier and the User has performed and complied with all agreements and conditions contained herein and in each other Transaction Document to which it is a party required to be performed or complied with by it on or prior to the Date of Closing; (c) no event or condition has occurred and is continuing, or would result from the consummation or any transaction contemplated by the Transaction Documents to which such Person is a party, which constitutes a default by the Issuer, the Supplier or the User under any such Transaction Document; and (d) each Transaction Document to which the Issuer, the Supplier or the User to which it is a party remains in full force and effect with respect to such Person without any event or condition having occurred or existing and continuing that constitutes, or with the giving of notice or lapse of time or both would constitute, a default by such Person thereunder or breach thereof or would give any other party thereto the right to terminate such Transaction Document.

         Section 3.10. UCC SEARCHES. The Purchaser shall have received UCC searches in form and substance acceptable to the Purchaser.

         Section 3.11. FEES. All taxes, fees (including fees and disbursements of the Purchaser's counsel) and other charges payable in connection with the execution, delivery, recordation and filing of all the documents and instruments referred to in the Transaction Documents shall have been paid in full.

         Section 3.12. CHANGE IN FINANCIAL CONDITION: THE ISSUER, THE SUPPLIER AND THE USER.

         (a) The Purchaser shall have determined that no material adverse change in the Consolidated assets, liabilities, operations or financial condition of the Issuer from that set forth in the financial statements of the Issuer dated as of the Date of Closing shall have occurred.

         (b) The Purchaser shall have determined that no material adverse change in the Consolidated assets, liabilities, operations or financial condition of the Supplier from that set forth in the audited Consolidated financial statements of the Supplier as of August 31, 1992 and for the period then ended shall have occurred.

         (c) The Purchaser shall be satisfied that no material adverse change in the Consolidated assets, liabilities, operations or financial condition of the User from that set forth in the audited Consolidated financial statements of the User as of March 31, 1992 and for the period then ended shall have occurred.

         Section 3.13. DATE OF CLOSING. The Date of Closing shall occur on September 9, 1993 or such later date prior to September 15, 1993 as agreed to by the parties hereto.

         Section 3.14. REPRESENTATIONS AND WARRANTIES. The representations and warranties of each other party to this Agreement contained herein and in each other Transaction Document to which such party is a party shall be true and accurate on and as of the Date of Closing as though made on and as of such Date of Closing, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date).

         Section 3.15. REGULATORY ACTS. The consummation of the transactions contained herein or contemplated hereby or in any Transaction Documents shall not subject the Purchaser or any participant to, nor violate in whole or in part, any provision of the Regulatory Acts or any other Applicable Law which in the opinion of such participant may impose, by operation, implication or otherwise, an unduly onerous burden on the Purchaser or on such participant, or cause the Purchaser to be a "holding company", a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Holding Company Act.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer makes the following representations and warranties to each of the other parties hereto:

                  (a) NO DEFAULT. The Issuer is not in default in the performance of any of the covenants and agreements contained herein. No event has occurred and is continuing which constitutes a Default.

                  (b) ORGANIZATION AND GOOD STANDING. The Issuer is a special purpose corporation duly organized, validly existing and in good standing under the laws of its state of organization for the special purpose of constructing the New Equipment, having all corporate power required to carry on its business and enter into and carry out the transactions contemplated hereby. The Issuer is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary.

                  (c) AUTHORIZATION. The Issuer has duly taken all corporate action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

                  (d) NO CONFLICTS OR CONSENTS. Except as may be disclosed on the Disclosure Schedule, the execution and delivery by the Issuer of the Transaction Documents to which it is a party, the performance by it of its obligations under the Transaction Documents, and the consummation of the transactions contemplated by the various Transaction Documents, do not and will not, as of the date hereof and each other date on which this warranty and representation is made
         (i) conflict with any provision of (1) any domestic or foreign law, statute, rule or regulation, (2) the articles or certificate of incorporation, bylaws or charter of the Issuer, or (3) any agreement, judgment, license, order or permit applicable to or binding upon the Issuer, (ii) result in the acceleration of any Debt owed by the Issuer, or (iii) result in or require the creation of any Lien upon any assets or properties of the Issuer, except as expressly contemplated in the Transaction Documents. Except as expressly contemplated in the Transaction Documents or in the Disclosure Schedule, no consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Issuer of any Transaction Document or to consummate any transactions contemplated by the Transaction Documents.

                  (e) ENFORCEABILITY. This Agreement is, and the other Transaction Documents to which the Issuer is a party, when duly executed and delivered, will be, legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights (whether in a proceeding at law or in equity).

                  (f) INITIAL FINANCIAL STATEMENTS. The Initial Financial Statements of the Issuer fairly present the Issuer's financial position at the date thereof. Since the date of the Initial Financial Statements of the Issuer, no material adverse change has occurred in the Issuer's financial condition or businesses. The Initial Financial Statements were prepared in accordance with GAAP.

                  (g) OTHER DEBT. The Issuer has no outstanding Debt of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is, in the aggregate, material to the Issuer.

                  (h) FULL DISCLOSURE. No certificate, statement or other information delivered herewith or heretofore by the Issuer to the Purchaser in connection with the negotiation of the Transaction Documents or in connection with any transaction contemplated thereby, and to the best of the Issuer's knowledge, none of the Transaction Documents, contains any untrue statement of a material fact or omits to state any material fact known to the Issuer (other than industry-wide risks normally associated with the types of businesses conducted by the Issuer) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to the Issuer that has not been disclosed to the Purchaser in writing that could materially and adversely affect the Issuer's properties, business, prospects or condition (financial or otherwise).

                  (i) LITIGATION. Except as may be disclosed on the Disclosure Schedule, there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or, to the knowledge of the Issuer, threatened, against the Issuer before any federal, state, municipal or other court, department, commission, body, board, bureau, agency, or instrumentality, domestic or foreign, and there are no outstanding judgments, injunctions, writs, rulings or orders by any such governmental entity against the Issuer or its stockholders, directors or officers which (taking into account all known material facts and circumstances) materially and adversely affect the Issuer, its ownership or use of any of its assets or properties, its business or financial condition or prospects, or the right or ability of the Issuer to enter into the Transaction Documents to which it is a party or to consummate the transactions contemplated thereby or to perform its obligations thereunder, which have or may have such effect.

                  (j) ERISA. The execution and delivery of the Transaction Documents on the Date of Closing will not involve any prohibited transaction within the meaning of ERISA or Code section 4975. The Issuer has no ERISA Plans.

                  (k) ENVIRONMENTAL AND OTHER LAWS. The Issuer is conducting its business in material compliance with all applicable federal, state and local laws, including without limitation those pertaining to environmental matters; none of the operations of the Issuer is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent into the environment. The Issuer has not (and to the best knowledge of the Issuer, no other Person has) filed any notice under any federal, state or local law indicating that the Issuer is responsible for the release into the environment, or the improper storage, of any material amount of any hazardous or toxic waste, substance or constituent, or that any such waste, substance or constituent has been released, or is improperly stored, upon any property of the Issuer. The Issuer does not otherwise have any known material contingent liability in connection with the release into the environment, or the improper storage, of any such waste, substance or constituent.

                  (l) NAMES AND PLACES OF BUSINESS. The Issuer has not, during the preceding five years, had, been known by, or used any other corporate, trade, or fictitious name. The chief executive office and principal place of business of the Issuer are (and since its formation have been) located at the address of the Issuer set out in Section 8.1. The Issuer has no other office or place of business.

                  (m) THE ISSUER'S SUBSIDIARIES. The Issuer does not have any Subsidiaries or own any stock in any other corporation or association. The Issuer is not a member of any general or limited partnership, joint venture or association of any type whatsoever.

                  (n) CONSTRUCTION CONTRACTS. Exhibit F attached hereto contains a listing of, and true, correct and complete copies of, all Construction Contracts relating that portion of the construction of the Facility for which funds have been requested to be disbursed from the Construction Account pursuant to Section 4.03 of the Trust Indenture, all required consents of regulatory authorities relating to such construction, including without limitation a certificate of convenience and necessity issued by the Texas Public Utilities Commission with respect to the construction of such Segment, and all process or license agreements relating to the operation of such portion of the Facility.

                  (o) NO INVESTMENT COMPANY. The Issuer is not now and on the Date of Closing will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (p) REGULATORY ACTS: THE ISSUER. The Issuer is not now and on the Date of Closing will not be a "holding company," or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" within the meaning of the Holding Company Act or a "public utility" within the meaning of the Federal Power Act or the Texas Public Utility Regulatory Act of 1975.

                  (q) NO PUBLIC OFFERING. Neither the Issuer nor any Person acting on its behalf and with its knowledge has directly or indirectly offered or sold any Note or the investment in the Project or any similar securities to, or has otherwise approached or negotiated to or with any Person with respect thereto, so as to bring any of the transactions contemplated hereby within Section 5 of the Securities Act of 1933, as amended.

                  (r) OTHER BUSINESS. The Issuer has not engaged in any business transactions unrelated to the development, construction, operation and financing of the Project.

                  (s) NO LIENS. The Issuer represents and warrants to, and covenants with, each other party hereto that on the Date of Closing there will exist nc Liens on the Project arising by, through or under the Issuer.

                  (t) SOLVENCY. The Issuer is not "insolvent" (that is, the sum of the Issuer's absolute and contingent liabilities, including the obligations under the Notes, does not exceed the fair market value of the Issuer's assets). The Issuer's capital as set forth in the Issuer's Initial Financial Statement is adequate for the businesses in which the Issuer is engaged and intends to be engaged. The Issuer has not incurred under the Transaction Documents, nor does the Issuer intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

         Section 4.2. REPRESENTATIONS AND WARRANTIES OF THE SUPPLIER. The Supplier makes the following representations and warranties to each of the other parties hereto:

                  (a) NO DEFAULT. The Supplier is not in default in the performance of any of the covenants and agreements contained herein or in any other Transaction Document. No event has occurred and is continuing which constitutes a Default.

                  (b) ORGANIZATION AND GOOD STANDING. The Supplier is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, having all corporate power required to carry on its business and enter into and carry out the transactions contemplated hereby. The Supplier is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary.

                  (c) AUTHORIZATION. The Supplier has duly taken all corporate action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

                  (d) NO CONFLICTS OR CONSENTS. The execution and delivery by the Supplier of the Transaction Documents to which it is a party, the performance by it of its obligations under the Transaction Documents, and the consummation of the transactions contemplated by the various Transaction Documents, do not and will not, as of the date hereof and each other date on which this representation and warranty is made (i) conflict with any provision of (1) any domestic or foreign law, statute, rule or regulation, (2) the articles or certificate of incorporation, bylaws or charter of the Supplier, or (3) any agreement, judgment, license, order or permit applicable to or binding upon the Supplier, (ii) result in the acceleration of any Debt owed by the Supplier, or (iii) result in or require the creation of any Lien upon any assets or properties of the Supplier, except as expressly contemplated in the Transaction Documents. Except as expressly contemplated in the Transaction Documents no consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Supplier of any Transaction Document or to consummate any transactions contemplated by the Transaction Documents.

                  (e) ENFORCEABILITY. This Agreement is, and the other Transaction Documents to which the Supplier is a party, when duly executed and delivered, will be, legal, valid and binding obligations of the Supplier, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights (whether in a proceeding at law or in equity).

                  (f) INITIAL FINANCIAL STATEMENTS. The Initial Financial Statements fairly present the Supplier's Consolidated financial position at the respective dates thereof and the Consolidated results of the Supplier's operations and the Supplier's Consolidated cash flows for the respective periods thereof. Since the date of the audited annual Initial Financial Statements no material adverse change has occurred in the Supplier's financial condition or businesses or in the Supplier's Consolidated financial condition or businesses, except as reflected in the quarterly Initial Financial Statements or in the Disclosure Schedule. All Initial Financial Statements were prepared in accordance with GAAP; provided that the unaudited Initial Financial Statements have been prepared without footnotes or year-end adjustments.

                  (g) OTHER DEBT. The Supplier has no outstanding Debt of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is, in the aggregate, material to the Supplier or material with respect to the Supplier's Consolidated financial condition and not shown in the Initial Financial Statements or disclosed in the Disclosure Schedule.

                  (h) FULL DISCLOSURE. No certificate, statement or other information delivered herewith or heretofore by the Supplier to the Purchaser in connection with the negotiation of the Transaction Documents or in connection with any transaction contemplated hereby, and to the best of the Supplier's knowledge none of the Transaction Documents, contains any untrue statement of a material fact or omits to state any material fact known to the Supplier (other than industry-wide risks normally associated with the types of businesses conducted by the Supplier) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to the Supplier that has not been disclosed to the Purchaser in writing which could materially and adversely affect the Supplier's properties, business, prospects or condition (financial or otherwise) or the Supplier's Consolidated properties, businesses, prospects or condition (financial or otherwise).

                  (i) LITIGATION. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule: (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or, to the knowledge of the Supplier, threatened, against the Supplier before any federal, state, municipal or other court, department, commission, body, board, bureau, agency, or instrumentality, domestic or foreign, which do or may (taking into account all known material facts and circumstances) materially and adversely affect the Supplier or, on a Consolidated basis, the Supplier and its properly Consolidated Subsidiaries, their ownership or use of any of their assets or properties, their businesses or financial condition or prospects, or the right or ability of the Supplier to enter into the Transaction Documents to which it is a party or to consummate the transactions contemplated thereby or to perform its obligations thereunder and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such governmental entity against the Supplier or its stockholders, partners, directors or officers which do or may (taking into account all known material facts and circumstances) materially and adversely affect the Supplier or, on a Consolidated basis, the Supplier and its properly Consolidated Subsidiaries, their ownership or use of any of their assets or properties, their businesses or financial condition or prospects, or the right or ability of the Supplier to enter into the Transaction Documents to which it is a party or to consummate the transactions contemplated thereby or to perform its obligations thereunder.

                  (j) ERISA LIABILITIES. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and the Supplier is in compliance with ERISA in all material respects. The Supplier is not required to contribute to, and does not have, any other absolute or contingent liability in respect of, any "multi-employer plan" as defined in
         Section 4001 of ERISA.

                  (k) ENVIRONMENTAL AND OTHER LAWS. Except as disclosed in the Disclosure Schedule: (i) the Supplier is conducting its businesses in material compliance with all applicable federal, state and local laws, including without limitation those pertaining to environmental matters;
         (ii) none of the operations of the Supplier is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent into the environment; (iii) the Supplier has not (and to the best knowledge of the Supplier, no other Person has) filed any notice under any federal, state or local law indicating that the Supplier is responsible for the release into the environment, or the improper storage, of any material amount of any hazardous or toxic waste, substance or constituent, or that any such waste, substance or constituent has been released, or is improperly stored, upon any property of the Supplier; and (iv) the Supplier does not otherwise have any known material contingent liability in connection with the release into the environment, or the improper storage, of any such waste, substance or constituent.

                  (l) NAMES AND PLACES OF BUSINESS. The Supplier has not, during the preceding five years, had, been known by, or used any other corporate, trade, or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule, the chief executive office and principal place of business of the Supplier are (and since its formation have been) located at the address of the Supplier set out in Section 8.1. Except as indicated in the Disclosure Schedule, the Supplier has no other office or place of business.

                  (m) THE SUPPLIER'S SUBSIDIARIES. The Supplier does not presently have any Subsidiaries or own any stock in any other corporation or association except those listed in the Disclosure Schedule. The Supplier is not a member of any general or limited partnership, joint venture or association of any type whatsoever except those listed in the Disclosure Schedule. As of the date hereof the Supplier owns, directly or indirectly, the equity interest in each of its Subsidiaries as indicated in the Disclosure Schedule.

                  (n) NO INVESTMENT COMPANY. The Supplier is not now and on the Date of Closing will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (o) REGULATORY ACTS: OTHER PERSONS. Assuming no existing facts which currently subject the Purchaser, any

         Holder of any Receivable or any Note, the Indenture Trustee nor any Affiliate of any of Them to regulation under the Regulatory Acts, neither the Purchaser, any Holder of any Receivable or any Note, the Indenture Trustee nor any Affiliate of any of them will become subject to regulation under the Regulatory Acts (i) solely by reason of execution and delivery of the Transaction Documents, (ii) solely by reason of the sale and/or purchase of the Notes, or (iii) solely by reason of the exercise of any remedy pursuant to the Transaction Documents which results solely in the sale or other disposition of the Trust Estate or (iv) as a result of the combination of the activities described in the immediately preceding clauses (i) through (iii); provided, however, that the exercise of certain other remedies may subject the Purchaser, any Holder of any Receivable or any Note, the Indenture Trustee or any Affiliate of any of them to regulation under the Regulator Acts.

                  (p) NO PUBLIC OFFERING. Neither the Supplier nor any Person acting on its behalf and with its knowledge has directly or indirectly offered or sold any Note or the equity investment in the Project or any similar securities to, or has otherwise approached or negotiated to or with any Person with respect thereto, so as to bring any of the transactions contemplated hereby within Section 5 of the Securities Act of 1933, as amended.

                  (q) NO LIENS. The Supplier represents and warrants to, and covenants with, each other party hereto that on the Date of Closing there will exist no Liens on (i) the rights of the Supplier under the Transmission Agreement or the Power Sales Agreement, insofar as it relates to the Transmission Agreement and the Receivables, or (ii) on the Project (other than Liens upon the Existing Equipment under the Senior Indenture) arising by, through or under the Supplier.

                  (r) SOLVENCY. The Supplier is not "insolvent" (that is, the sum of the Supplier's absolute and contingent liabilities, including the obligations under the Notes, does not exceed the fair market value of the Supplier's assets). The Supplier's capital is adequate for the businesses in which the Supplier is engaged and intends to be engaged. The Supplier has not incurred under the Transaction Documents, nor does the Supplier intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

                  (s) BUSINESS PURPOSE. The construction of the New Equipment is required in order for the Supplier to sell electric power and energy to the User under the Power Sales Agreement and to transmit such electric power and energy to the User pursuant to the Transmission Agreement. The sale of the Receivables provides refinancing for the New Equipment and financing for the Existing Equipment on terms more favorable to the Supplier and the Issuer than the terms of the Notes. The Receivables constitute fair and adequate consideration to the Supplier for its obligations under the Transmission Agreement and the Purchase Price for the Receivables is fair and adequate consideration to the Supplier for its obligations under the Receivables Purchase Agreement.

                  (t) POWER SALE: AGREEMENT AND TRANSMISSION AGREEMENT. Exhibit G attached hereto is a true, complete and correct copy of the Power Sales Agreement. Exhibit H attached hereto is a true, complete and correct copy of the Transmission Agreement.

         Section 4.3. REPRESENTATIONS AND WARRANTIES OF THE USER. The User makes the following representations and warranties to each of the other parties hereto:

                  (a) NO DEFAULT. The User is not in default in the performance of any of the covenants and agreements contained herein or in any other Transaction Document. No event has occurred and is continuing which constitutes a Default.

                  (b) ORGANIZATION AND GOOD STANDING. The User is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, having all corporate power required to carry on its business and enter into and carry out the transactions contemplated hereby. The User is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary.

                  (c) AUTHORIZATION. The User has duly taken all corporate action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

                  (d) NO CONFLICTS OR CONSENTS. The execution and delivery by the User of the Transaction Documents to which it is a party, the performance by it of its obligations under the Transaction Documents, and the consummation of the transactions contemplated by the various Transaction Documents, do not and will not, as of the date hereof and each other date on which this representation and warranty is made (i) conflict with any provision of (1) any domestic or foreign law, statute, rule or regulation, (2) the articles or certificate of incorporation, bylaws or charter of the User, or (3) any agreement, judgment, license, order or permit applicable to or binding upon the User, (ii) result in the acceleration of any Debt owed by the User, or
         (iii) result in or require the creation of any Lien upon any assets or properties of the User, except as expressly contemplated in the Transaction Documents. Except as contemplated in the Transaction Documents or in the Disclosure Schedule, no consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the User of any Transaction Document or to consummate any transactions contemplated by the Transaction Documents. The agreements defined as "Other Agreements" in the opinion of Tom W. Gregg, Jr. delivered to Purchaser on the Closing Date are the only material agreements applicable to or binding upon the User.

                  (e) ENFORCEABILITY. This Agreement is, and the other Transaction Documents to which the User is a party, when duly executed and delivered, will be, legal, valid and binding obligations of the User, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights (whether in a proceeding at law or in equity).

                  (f) INITIAL FINANCIAL STATEMENTS. The Initial Financial Statements fairly present the User's Consolidated financial position at the respective dates thereof and the Consolidated results of the User's operations and the User's Consolidated cash flows for the respective periods thereof. Since the date of the audited annual Initial Financial Statements no material adverse change has occurred in the User's financial condition or businesses or in the User's Consolidated financial condition or businesses, except as reflected in the quarterly Initial Financial Statements or in the Disclosure Schedule. All Initial Financial Statements were prepared in accordance with GAAP; provided that the unaudited Initial Financial Statements have been prepared without footnotes or year-end adjustments.

                  (g) OTHER DEBT. The User has no outstanding Debt of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which is, in the aggregate, material to the User or material with respect to the User's Consolidated financial condition and not shown in the Initial Financial Statements or disclosed in the Disclosure Schedule.

                  (h) FULL DISCLOSURE. No certificate, statement or other information delivered herewith or heretofore by the User to the Purchaser in connection with the negotiation of the Transaction Documents or in connection with any transaction contemplated hereby, and to the best of the User's knowledge, none of the Transaction Documents, contains any untrue statement of a material fact or omits to state any material fact known to the User (other than industry-wide risks normally associated with the types of businesses conducted by the User) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to the User that has not been disclosed to the Purchaser in writing which could materially and adversely affect the User's properties, business, prospects or condition (financial or otherwise) or the User's Consolidated properties, businesses, prospects or condition (financial or otherwise).

                  (i) LITIGATION. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule: (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of the User, threatened, against the User before any federal, state, municipal or other court, department, commission, body, board, bureau, agency, or instrumentality, domestic or foreign, which do or may (taking into account all known material facts and circumstances) materially and adversely affect the User or, on a Consolidated basis, the User and its properly Consolidated Subsidiaries, their ownership or use of any of their assets or properties, their businesses or financial condition or prospects, or the right or ability of the User to enter into the Transaction Documents to which it is a party or to consummate the transactions contemplated thereby or to perform its obligations thereunder and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such governmental entity against the User or its members, partners, directors or officers which do or may (taking into account all known material facts and circumstances) materially and adversely affect the User or, on a Consolidated basis, the User and its properly Consolidated Subsidiaries, their ownership or use of any of their assets or properties, their businesses or financial condition or prospects, or the right or ability of the User to enter into the Transaction Documents to which it is a party or to consummate the transactions contemplated thereby or to perform its obligations thereunder.

                  (j) ERISA LIABILITIES. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and the User is in compliance with ERISA in all material respects. The User is not required to contribute to, and does not have any other absolute or contingent liability in respect of, any "multi-employer plan" as defined in Section 4001 of ERISA.

                  (k) ENVIRONMENTAL AND OTHER LAWS. Except as disclosed in the Disclosure Schedule: (i) The User is conducting its businesses in material compliance with all applicable federal, state and local laws, including without limitation those pertaining to environmental matters;
         (ii) none of the operations of the User is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent, into the environment; (iii) the User has not (and to the best knowledge of the User, no other Person has) filed any notice under any federal, state or local law indicating that the User is responsible for the release into the environment, or the improper storage, of any material amount of any hazardous or toxic waste, substance or constituent, or that any such waste, substance or constituent has been released, or is improperly stored, upon any property of the User; and (iv) the User does not otherwise have any known material contingent liability in connection with the release into the environment, or the improper storage, of any such waste, substance or constituent.

                  (l) NAMES AND PLACES OF BUSINESS. The User has not, during the preceding five years, had, been known by, or used any other corporate, trade, or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule, the chief executive office and principal place of business of the User are (and since its formation have been) located at the address of the User set out in Section 8.1. Except as indicated in the Disclosure Schedule, the User has no other office or place of business.

                  (m) THE USER'S SUBSIDIARIES. The User does not presently have any Subsidiaries or own any stock in any other corporation or association except those listed in the Disclosure Schedule. The User is not a member of any general or limited partnership, joint venture or association of any type whatsoever except those listed in the Disclosure Schedule. As of the date hereof the User owns, directly or indirectly, the equity interest in each of its Subsidiaries as indicated in the Disclosure Schedule.

                  (n) PROPERTY RIGHTS. As of the date of each disbursement by the Indenture Trustee of any funds from the Construction Account to the Issuer pursuant to Section 4.03 of the Trust Indenture, the User has a valid fee, leasehold or easement interest in and to each portion of the Site upon which any disbursed funds have previously been or will be used, and a valid interest in and to the other Property Rights relating to such portion, in all cases free and clear of Liens other than Permitted Liens. As of the date of each such disbursement, the Property Rights are, and at all times during the term of the Receivables Purchase Agreement will be, sufficient (i) to permit the Facility to be located on that portion of the Site upon which any disbursed funds have previously or will be used, (ii) to enable the User and its contractors, agents and assigns to operate that portion of the Facility located on that portion of the Site upon which any disbursed funds have previously or will be used for the term of the Receivables Purchase Agreement (after termination of the Receivables Purchase Agreement or upon or following the exercise of remedies available to the Holders of the Receivables under the Receivables Purchase Agreement), and (iii) to enable that portion of the Facility located on that portion of the Site upon which any disbursed funds have previously or will be used to be operated on a commercial basis in the manner in which it is contemplated without any other rights or services required other than the Property Rights and other rights and services generally available on commercially reasonable terms.

                  (o) CONSTRUCTION CONTRACTS. Exhibit F attached hereto contains a listing of, and true, correct and complete copies of, all Construction Contracts relating to that portion of the construction of the Facility for which funds have been requested to be disbursed from the Construction Account pursuant to Section 4.03 of the Trust Indenture.

                  (p) NO INVESTMENT COMPANY. The User is not now and on the Date of Closing will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (q) REGULATORY ACTS: OTHER PERSONS. Assuming no existing facts which currently subject the Purchaser, any Holder of any Receivable or any Note, the Indenture Trustee nor any Affiliate of any of them to regulation under the Regulatory Acts, neither the Purchaser, any Holder of any Receivable or any Note, the Indenture Trustee nor any Affiliate of any of them will become subject to regulation under the Regulatory Acts (i) solely by reason of execution and delivery of the Transaction Documents, (ii) solely by reason of the sale and/or purchase of the Notes, or (iii) solely by reason of the exercise of any remedy pursuant to the Transaction Documents which results solely in the sale or other disposition of the Trust Estate or (iv) as a result of the combination of the activities described in the immediately preceding clauses (i) through (iii); provided, however, that the exercise of certain other remedies may subject the Purchaser, any Holder of any Receivable or any Note, the Indenture Trustee or any Affiliate of any of them to regulation under the Regulator Acts.

                  (r) NO PUBLIC OFFERING. Neither the User nor any Person acting on its behalf and with its knowledge has directly or indirectly offered or sold any Note or the equity investment in the Project or any similar securities to, or has otherwise approached or negotiated to or with any Person with respect thereto, so as to bring any of the transactions contemplated hereby within Section 5 of the Securities Act of 1933, as amended.

                  (s) DESCRIPTIONS. The description set forth in Exhibit B to the Trust Indenture is a true, correct, complete and accurate description of the Facility in all material respects and the description set forth in Exhibit A of the Trust Indenture is a true, correct, complete and accurate description of the Site.

                  (t) NO LIENS. The User represents and warrants to, and covenants with, each other party hereto that on the Date of Closing there will exist no Liens on the Project arising by, through or under the User.

                  (u) SOLVENCY. The User is not "insolvent" (that is, the sum of the User's absolute and contingent liabilities, including the obligations under the Notes, does not exceed the fair market value of the User's assets). The User's capital is adequate for the businesses in which the User is engaged and intends to be engaged. The User has not incurred under the Transaction Documents, nor does the User intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

                  (v) BUSINESS PURPOSE. The construction of the New Equipment is required in order for the Supplier to sell electric power and energy to the User under the Power Sales Agreement and to transmit such electric power and energy to the User pursuant to the Transmission Agreement. The sale of the Receivables provides refinancing for the New Equipment and financing for the Existing Equipment on terms more favorable to the Supplier and the Issuer than the terms of the Notes. The Receivables constitute fair and adequate consideration to the User for the benefits to be derived by the User under the Transmission Agreement and the Purchase Price for the Receivables is fair and adequate consideration to the Supplier for its obligations under the Receivables Purchase Agreement.

                  (w) POWER SALES AGREEMENT AND TRANSMISSION AGREEMENT. Exhibit G attached hereto is a true, complete and correct copy of the Power Sales Agreement. Exhibit H attached hereto is a true, complete and correct copy of the Transmission Agreement.

         Section 4.4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser makes the following representations and warranties to each of the other parties hereto:

                  (a) NOTES FOR INVESTMENT ONLY. The Purchaser represents and warrants to each of the other parties hereto that it is acquiring the Notes for its own account for investment and not with a view to, or for sale in connection with, any distribution, provided that the disposition of its property shall at all times be and remain within its control.

                  (b) THE PURCHASER'S ERISA REPRESENTATIONS. The Purchaser represents and warrants to each of the other parties hereto that as to the source of funds to be used by it to purchase the Notes, no part of such funds constitutes assets allocated to any separate account (as defined in Section 3 of ERISA) maintained by it.

                  (c) ENFORCEABILITY. This Agreement is, and the other Transaction Documents to which the Purchaser is a party, when duly executed and delivered, will be, legal, valid and binding obligations of the Purchaser which is a party hereto or thereto, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights (whether in a proceeding at law or in equity).

         Section 4.5. REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE. The Indenture Trustee makes the following representations and warranties to each of the other parties hereto:

                  (a) NO DEFAULT. The Indenture Trustee is not in default in the performance of any of the covenants and agreements contained herein. No event known to the Trustee has occurred and is continuing which constitutes a Default.

                  (b) ORGANIZATION AND GOOD STANDING. The Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States, having all corporate powers required to carry on its business and enter into and carry out the transactions contemplated hereby.

                  (c) AUTHORIZATION. The Indenture Trustee has duly taken all corporate action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

                  (d) NO CONFLICTS OR CONSENTS. The execution and delivery by the Indenture Trustee of the Transaction Documents to which it is a party, the performance by it of its obligations under the Transaction Documents, and the consummation of the transactions contemplated by the various Transaction Documents, do not and will not (i) conflict with any provision of (1) any domestic law, statute, rule or regulation relating to the banking or trust powers of the Trustee, (2) the articles of association or bylaws of the Indenture Trustee, or (3) any agreement, judgment, license, order or permit applicable to or binding upon the Indenture Trustee. Except as expressly contemplated in the Transaction Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Indenture Trustee of any Transaction Document or to consummate any transactions contemplated by the Transaction Documents.

                  (e) ENFORCEABILITY. This Agreement is, and the other Transaction Documents to which the Indenture Trustee is a party, when duly executed and delivered, will be, legal, valid and binding obligations of the Indenture Trustee which is a party hereto or thereto, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights (whether in a proceeding at law or in equity).

                  (f) NO LIENS. The Indenture Trustee represents and warrants to, and covenants with, each other party hereto that there exist no Liens on the Project which result from any claim against the Indenture Trustee, other than claims related to any act or omission of the Indenture Trustee authorized or taken pursuant to this Agreement or any other Transaction Document.

                                    ARTICLE V

                                   INDEMNITIES

         Section 5.1. INDEMNITY OF THE USER. The User agrees to indemnify the Purchaser, the Supplier, each Holder of any Note and each Holder of any Receivable, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees and expenses of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against any Holder of any Note or any Holder of any Receivable growing out of, resulting from or in any other way associated with any of the Facility, the Trust Estate, the Transaction Documents and the transactions and events associated therewith or contemplated therein, including, without limitation, any liabilities and costs arising out of or relating to any investigation, litigation or proceeding related to any environment cleanup, audit, compliance or other matter relating to any applicable environmental law or the condition of the Facility or any property owned, leased or operated by any of the Transaction Parties (provided, however, such indemnification with respect to any property owned, leased, or operated by any of the Transaction Parties shall be limited with respect to the Supplier to any property owned, leased, or operated by User, which includes the Facility); electromagnetic fields or the presence on or under, or the escape, discharge, emission or release from the Facility or any property owned, leased or operated by any of the Transaction Parties of any hazardous or toxic material, waste, substance or constituent (including any liabilities and costs asserted or arising under any environmental law), regardless of whether caused by, or within the control of, the Transaction Parties, provided only that neither the Purchaser, the Supplier nor any such Holder shall be entitled under this Section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual negligence, gross negligence or willful misconduct. If any Person (including the User, the Supplier, the Issuer or any of their Affiliates) ever alleges such negligence, gross negligence or willful misconduct by the Purchaser, the Supplier, any Holder of any Note or any Holder of any Receivable, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged negligence, gross negligence or willful misconduct. As used in this section the terms "the Purchaser", "the Supplier", "Holder of any Note" and "Holder of any Receivable" shall refer also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person. The indemnities in this Section 5.1 shall survive the termination of the Transaction Documents.

         Section 5.2. INDEMNITY OF THE SUPPLIER. The Supplier agrees to indemnify the Purchaser, each Holder of any Note and each Holder of any Receivable, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees and expenses of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against any Holder of any Note or any Holder of any Receivable growing out of, resulting from or in any other way associated with any of the Facility, the Trust Estate, the Transaction Documents and the transactions and events associated therewith or contemplated therein, including, without limitation, any liabilities and costs arising out of or relating to any investigation, litigation or proceeding related to any environment cleanup, audit, compliance or other matter relating to any applicable environmental law or the condition of the Facility or any property owned, leased or operated by any of the Transaction Parties; electromagnetic fields or the presence on or under, or the escape, discharge, emission or release from the Facility or any property owned, leased or operated by any of the Transaction Parties of any hazardous or toxic material, waste, substance or constituent (including any liabilities and costs asserted or arising under any environmental law), regardless of whether caused by, or within the control of, the Transaction Parties, provided only that neither the Purchaser nor any such Holder shall be entitled under this Section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual negligence, gross negligence or willful misconduct. If any Person (including the User, the Supplier, the Issuer or any of their Affiliates) ever alleges such negligence, gross negligence or willful misconduct by the Purchaser, any

Holder of any Note or any Holder of any Receivable, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged negligence, gross negligence or willful misconduct. As used in this section the terms "the Purchaser", "Holder of any Note" and "Holder of any Receivable" shall refer also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person. The indemnities in this Section 5.2 shall survive the termination of the Transaction Documents.

         Section 5.3. INDEMNITY OF THE ISSUER. The Issuer agrees to indemnify the Purchaser, the Supplier, each Holder of any Note and each Holder of any Receivable, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees and expenses of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against any Holder of any Note or any Holder of any Receivable growing out of, resulting from or in any other way associated with any of the Facility, the Trust Estate, the Transaction Documents and the transactions and events associated therewith or contemplated therein, including, without limitation, any liabilities and costs arising out of or relating to any investigation, litigation or proceeding related to any environment cleanup, audit, compliance or other matter relating to any applicable environmental law or the condition of the Facility or any property owned, leased or operated by any of the Transaction Parties (provided, however, such indemnification with respect to any property owned, leased, or operated by any of the Transaction Parties shall be limited with respect to the Supplier to any property owned, leased, or operated by Issuer, which includes the Facility); electromagnetic fields or the presence on or under, or the escape, discharge, emission or release from the Facility or any property owned, leased or operated by any of the Transaction Parties of any hazardous or toxic material, waste, substance or constituent (including any liabilities and costs asserted or arising under any environmental law), regardless of whether caused by, or within the control of, the Transaction Parties, provided only that neither the Purchaser, the Supplier nor any such Holder shall be entitled under this Section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual negligence, gross negligence or willful misconduct. If any Person (including the User, the Supplier, the Issuer or any of their Affiliates) ever alleges such negligence, gross negligence or willful misconduct by the Purchaser, the Supplier, any Holder of any Note or any Holder of any Receivable, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged negligence, gross negligence or willful misconduct.
As used in this section the terms "the Purchaser", "the Supplier", "Holder of any Note" and "Holder of any Receivable" shall refer also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person. The indemnities in this Section 5.3 shall survive the termination of the Transaction Documents.

         Section 5.4. INDEMNITY IN FAVOR OF THE INDENTURE TRUSTEE. Each of the Transaction Parties, the Purchaser and the Holders agrees to indemnify the Indenture Trustee, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees and expenses of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against the Indenture Trustee growing out of, resulting from or in any other way associated with any of the Facility, the Trust Estate, the Transaction Documents and the transactions and events associated therewith or contemplated therein, including, without limitation, the costs and expenses of defending itself against any claim or liability in connection with the performance of any of its powers or duties hereunder and any liabilities and costs arising out of or relating to any investigation, litigation or proceeding related to any environment cleanup, audit, compliance or other matter relating to any applicable environmental law or the condition of the Facility or any property owned, leased or operated by any of the Transaction Parties; electromagnetic fields or the presence on or under, or the escape, discharge, emission or release from the Facility or any property owned, leased or operated by any of the Transaction Parties of any hazardous or toxic material, waste, substance or constituent (including any liabilities and costs asserted or arising under any environmental law), regardless of whether caused by, or within the control of, the Transaction Parties. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANYWAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY THE INDENTURE TRUSTEE, provided only that the Indenture Trustee shall not be entitled under this Section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct. If any Person (including the Transaction Parties, the Purchaser, the Holders or any of their Affiliates) ever alleges such gross negligence or willful misconduct by the Indenture Trustee, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "the Indenture Trustee" shall refer also to each director, officer, agent, attorney, employee, representative and Affiliate of the Indenture Trustee. The indemnities in this Section 5.4 shall survive the termination of the Transaction Documents and any resignation, removal or replacement of the Indenture Trustee.

                                   ARTICLE VI

                                    EXPENSES

         Section 6.1. TRANSACTION COSTS. whether or not the transactions contemplated by this Agreement are consummated, the User will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay all reasonable costs and expenses incurred by or on behalf of (a) the Purchaser (including reasonable attorneys' fees) in connection with, (i) the negotiation, preparation, execution and delivery of the Transaction Documents, and any and all consents, waivers or other documents or instruments relating thereto; provided, however, that attorney's fees for the foregoing in connection with the Transaction Documents delivered on the Closing Date (but not thereafter) shall not exceed $160,000, (ii) the filing, recording, refiling and re-recording of any Transaction Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Transaction Document, and (iii) the purchase of the Notes and other action reasonably required in the course of administration hereof, (b) the Holder of any Note (including attorneys' fees) in connection with the defense or enforcement of the Transaction Documents or the defense or its exercise of its rights thereunder and (c) the Holder of any Receivable (including attorneys' fees) in connection with the defense or enforcement of the Transaction Documents or the defense or its exercise of its rights thereunder.

         Section 6.2. FEES OF THE INDENTURE TRUSTEE. Pursuant to the Trust Indenture, on and after the Date of Closing, the User will pay all reasonable fees and expenses of the Indenture Trustee (including the reasonable fees and expenses of its agents and counsel) in connection with the transactions contemplated by the Transaction Documents.

                                   ARTICLE VII

                                    COVENANTS

         Section 7.1. COVENANTS OF THE USER. To induce each of the other parties to enter into the Transaction Documents, the User warrants, covenants and agrees as follows:

         (a) FURTHER ASSURANCES; ETC. The User will cause to be promptly and duly taken, obtained, executed, acknowledged or delivered all such further acts, conveyances, permits, licenses, documents and assurances as any Significant Holder of the Notes, any Significant Holder of the Receivables and/or the Supplier may from time to time reasonably request in order to carry out more effectively the intent and purposes of any of the Transaction Documents and the transactions contemplated thereby.

         (b) BOOKS, FINANCIAL STATEMENTS AND REPORTS. The User will at all times maintain complete and accurate (in all material respects) books of account and records. The User will maintain and will cause its Subsidiaries to maintain a standard system of accounting and will furnish the following statements and reports to the Significant Holder(s) of the Notes, the Significant Holder(s) of the Receivables and the Supplier at the User's expense:

                  (i) As soon as available, and in any event within 120 days after the end of each Fiscal Year, (A) complete audited Consolidated financial statements of the User together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an opinion, based on an audit using generally accepted auditing standards, by Bolinger, Segars, Gilbert & Moss, or other independent certified public accountants selected by the User and acceptable to the Required Holder(s) of the Notes and the Required Holder(s) of the Receivables, stating that such Consolidated financial statements have been so prepared and (B) unaudited consolidating balance sheet and statement of operations of the User together with all notes thereto, in form and detail acceptable to the Required Holder(s) of the Notes and the Required Holder(s) of the Receivables. The Consolidated financial statements shall contain a Consolidated balance sheet as of the end of such Fiscal Year and a Consolidated statement of operations, of cash flows, and equities and margins for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year.

                  (ii) As soon as available, and in any event within 45 days after the end of each Fiscal Quarter, (A) the User's unaudited consolidating balance sheet and statement of operations in form and detail acceptable to the Required Holder(s) of the Notes and the Required Holder(s) of the Receivables and (B) the User's Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statement of the User's operations and cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, without footnotes, subject to changes resulting from normal or recurring year-end adjustments. In addition the User will, together with each such set of financial statements and each set of financial statements furnished under clause (i) of this Section 7.1(b), furnish a certificate in the form of Exhibit I-l attached hereto, signed by the individual who is acting in the capacity of the chief financial officer of the User, stating that such financial statements fairly present the financial condition of the User and that he has reviewed the Transaction Documents, and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

                  (iii) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by the User to its members and all registration statements, periodic reports and other statements and schedules filed by the User with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

         (c) OTHER INFORMATION AND INSPECTIONS. The User will furnish any information which any Significant Holder of the Notes, any Significant Holder of the Receivables or the Supplier may from time to time reasonably request concerning any covenant, provision or condition of the Transaction Documents or any matter in connection with the User's businesses and operations. During normal business hours, the User will permit representatives of the Supplier or a majority of the Significant Holder(s) of the Notes and/or a majority of the Significant Holder(s) of the Receivables, including independent accountants, agents, attorneys, appraisers and any other persons, upon three Business Days' notice (or, if a Default has occurred, upon no notice), to visit and inspect any of the User's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain. The User shall permit the such representatives to investigate and verify the accuracy of the information furnished to the Significant Holder(s) of the Notes, the Significant Holder(s) of the Receivables and the Supplier in connection with the Transaction Documents and to discuss all such matters with the User's officers, employees and representatives. Each Significant Holder of the Notes, each Significant Holder of the Receivables and the Supplier agrees that, until the occurrence of a Payment Event of Default or an Insolvency Event of Default, it will take all reasonable steps to keep confidential any proprietary information given to it by the User, provided, however, that this restriction shall not apply to information which (i) has at the time in question entered the public domain other than by reason of breach of this provision by any Holder of any Note, any Holder of any Receivable or the Supplier, (ii) is required to be disclosed by law or by any order, rule or regulation (whether valid or invalid) of any court or governmental agency, or authority or by the National Association of Insurance Commissioners, (iii) is disclosed to the Affiliates of any Holder of any Note, any Holder of any Receivable, the Supplier, auditors, attorneys, or agents of the Significant Holder(s) of the Notes, the Significant Holder(s) of the Receivables or the Supplier, so long as the Significant Holder(s) of the Notes, the Significant Holder(s) of the Receivables and/or the Supplier, as the case may be, request that such person or persons keep such information confidential in accordance with the terms of the confidentiality provisions of this Section 7.1(c) or (iv) is furnished to purchasers or prospective purchasers of participations or other interests in the Notes or the Receivables; so long as the Significant Holder(s) of the Notes, the Significant Holder(s) of the Receivables and/or the Supplier, as the case may be, request that such person or persons keep such information confidential in accordance with the terms of the confidentiality provisions of this Section 7.1(c).

         (d) NOTICE OF MATERIAL EVENTS AND CHANGES. The User will promptly notify the Significant Holder(s) of the Notes, the Significant Holder(s) of the Receivables and the Supplier (i) of any material adverse change in the User's financial condition or the User's Consolidated financial condition,
(ii) of the occurrence of any Default, (iii) of the acceleration of the maturity of any Debt owed by the User under any indenture, mortgage, agreement, contract or other instrument to which it is a party or by which it or any of its properties is bound, if such acceleration or default might have a material adverse effect upon the User's Consolidated financial condition,
(iv) of any material adverse claim (or any claim of $100,000 or more) asserted against the User or with respect to the User's properties, (v) of the occurrence of any Termination Event, and (vi) of the filing of any suit or proceeding against the User in which an adverse decision could have a material adverse effect upon the User's financial condition, business or operations. Upon the occurrence of any of the foregoing, the User will take all necessary or appropriate steps to remedy promptly any such material adverse change, Default or default, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. The User will also notify the Purchaser, Purchaser's counsel set forth in Section 8.1 and the Supplier in writing at least twenty Business Days prior to the date that the User changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Trust Estate, furnishing with such notice any necessary financing statement amendments or requesting the Purchaser and its counsel to prepare the same.

         (e) MAINTENANCE OF PROPERTIES. The User will maintain, preserve and protect all property having a value in excess of $50,000 used or useful in the conduct of its business in good condition and in compliance with all applicable laws, rules and regulations, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

         (f) MAINTENANCE OF EXISTENCE AND QUALIFICATIONS. The User will maintain and preserve its corporate existence and its rights and franchises in full force and effect and will qualify to do business as a foreign corporation or partnership in all states or jurisdictions where required by applicable law, except where the failure so to qualify will not have any material adverse effect on the User.

         (g) PAYMENT OF TRADE DEBT, TAXES, ETC. The User will (i) timely file all required tax returns; (ii) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (iii) within 60 days after the same becomes due pay all Debt owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (iv) pay and discharge when due all other Debt now or hereafter owed by it; and (v) maintain appropriate accruals and reserves for all of the foregoing Debt in accordance with GAAP. The User may, however, delay paying or discharging any such Debt so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

         (h) INSURANCE. The User will maintain insurance on the Facility as required by the Transmission Agreement.

         (i) PERFORMANCE ON THE USER'S BEHALF. If the User fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Transaction Document, any Significant Holder of the Notes or any Significant Holder of the Receivables may pay the same. The User shall immediately reimburse such Significant Holder for any such payments and each amount paid by any Significant Holder of the Notes or any Significant Holder of the Receivables shall be due and payable on the date such amount is paid by such Significant Holder.

         (j) COMPLIANCE WITH AGREEMENTS AND LAW. The User will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. The User will conduct its business and affairs in compliance with all laws, regulations, and orders applicable thereto (including those relating to pollution and other environmental matters) in all material respects.

         (k) EVIDENCE OF COMPLIANCE. The User will furnish to each Significant Holder of the Notes, each Significant Holder of the Receivables and the Supplier at the User's expense all evidence which any Significant Holder of the Notes, any Significant Holder of the Receivables or the Supplier from time to time reasonably requests as to the accuracy and validity of or compliance with all representations, warranties and covenants made by the User in the Transaction Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

         (l) REPORTS OF LIABILITY. The User shall give prompt written notice to each Significant Holder of the Notes, each Significant Holder of the Receivables, the Supplier and the Issuer of each accident likely to result in damages in excess of $100,000 or claims for damages in excess of $100,000, against the User, the Supplier, the Issuer, the Purchaser, any Holder of any Note or any Holder of any Receivable with respect to the Project or any part thereof in excess of applicable insurance coverage and occurring in whole or in part (whenever asserted) during the term of the Receivables Purchase Agreement, in any way relating to or arising out of the Transaction Documents or the Project or any part thereof, promptly upon the User becoming aware of same, and on request shall furnish to each Significant Holder of the Notes, each Significant Holder of the Receivables, the Supplier and the Issuer information in its possession as to the time, place and nature thereof, the names and addresses of the parties involved, any Persons injured, witnesses and owners of any property damaged, and such other information as may be known to it, and shall promptly upon request furnish the Supplier, each Significant Holder of the Notes and each Significant Holder of the Receivables with copies of all correspondence, papers, notices and documents whatsoever received by the User in connection therewith, provided, however, the User shall not be required to disclose any information which is confidential or privileged, the disclosure of which would cause the loss of the attorney-client privilege or the attorney work-product privilege.

         (m) LIENS. The User shall keep the Project free of all Liens except Permitted Liens. The User shall promptly and in no event later than five (5) Business Days after it shall have obtained knowledge of the attachment of any Lien other than a Permitted Lien notify the Purchaser, each Significant Holder of the Notes, each Significant Holder of the Receivables and the Supplier of the attachment of such Lien and the full particulars thereof, unless same shall have been removed or discharged by the User.

         (n) NO AMENDMENT. The User will not amend, supplement, terminate or modify any of the Transaction Documents or the Power Sales Agreement without the prior written consent of the Purchaser, the Required Holder(s) of the Notes, the Required Holder(s) of the Receivables, the Supplier and the Issuer.

         Section 7.2. COVENANTS OF THE SUPPLIER. To induce each of the other parties to enter into the Transaction Documents, the Supplier warrants, covenants and agrees as follows:

         (a) PAYMENT AND PERFORMANCE. The Supplier will pay all amounts owing by it under the Transaction Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition applicable to the Supplier expressed or implied in the Transaction Documents.

         (b) BOOKS, FINANCIAL STATEMENTS AND REPORTS. The Supplier will at all times maintain complete and accurate (in all material respects) books of account and records. The Supplier will maintain and will cause its Subsidiaries to maintain a standard system of accounting and will furnish the following statements and reports to each Significant Holder of the Receivables and each Significant Holder of the Notes at the Supplier's expense:

                  (i) As soon as available, and in any event within 120 days after the end of each Fiscal Year, complete audited Consolidated financial statements of the Supplier together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an opinion, based on an audit using generally accepted auditing standards, by KPMG Peat Marwick, Deloitte & Touche, or another nationally recognized firm of independent certified public accountants selected by the Supplier, stating that such Consolidated financial statements have been so prepared. The Consolidated financial statements shall contain a Consolidated balance sheet as of the end of such Fiscal Year and a consolidated statement of operations, of cash flows, and stockholders' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year.

                  (ii) As soon as available, and in any event within 45 days after the end of each Fiscal Quarter, the Supplier's Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statement of the Supplier's operations and cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, without footnotes, subject to changes resulting from normal or recurring year-end adjustments. In addition the Supplier will, together with each such set of financial statements and each set of financial statements furnished under clause (i) of this Section 7.2(b), furnish a certificate in the form of Exhibit I-2 signed by the Treasurer of the Supplier stating that such financial statements fairly present the financial condition of the Supplier and that he has reviewed the Transaction Documents and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

                  (iii) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by the Supplier to its stockholders and all registration statements, periodic reports and other statements and schedules filed by the Supplier with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

         (c) OTHER INFORMATION AND INSPECTIONS. The Supplier will furnish to each Significant Holder of the Receivables and each Significant Holder of the Notes any information which such Significant Holder may from time to time reasonably request concerning any covenant, provision or condition of the Transaction Documents or any matter in connection with the Supplier's businesses and operations. During normal business hours, the Supplier will permit representatives of a majority of the Significant Holder(s) of the Receivables and/or a majority of the Significant Holder(s) of the Notes, including independent accountants, agents, attorneys, appraisers and any other persons, upon three Business Days' notice (or, if a Default has occurred, no notice), to visit and inspect any of the Supplier's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain. The Supplier shall permit such representatives to investigate and verify the accuracy of the information furnished to the Significant Holder(s) of the Receivables and the Significant Holder(s) of the Notes in connection with the Transaction Documents and to discuss all such matters with the Supplier's officers, employees and representatives. Each Significant Holder of the Receivables and each Significant Holder of the Notes agrees that, until the occurrence of a Payment Event of Default or an Insolvency Event of Default, it will take all reasonable steps to keep confidential any proprietary information given to it by the Supplier, provided, however, that this restriction shall not apply to information which
(i) has at the time in question entered the public domain other than by reason of breach of this provision by any Holder of any Receivable or any Holder of any Note, (ii) is required to be disclosed by law or by any order, rule or regulation (whether valid or invalid) of any court or governmental agency, or authority or by the National Association of Insurance Commissioners, (iii) is disclosed to any of Affiliates of any Holder of any Receivable or any Holder of any Note, auditors, attorneys, or agents of the Significant Holder(s) of the Receivables or the Significant Holder(s) of the Notes so long as the Significant Holder(s) of the Receivables or the Significant Holder(s) of the Notes, as the case may be, requests that such person or persons keep such information confidential in accordance with the terms of the confidentiality provisions of this Section 7.2(c) or (iv) is furnished to purchasers or prospective purchasers of participations or other interests in the Receivables or the Notes; so long as the Significant Holder(s) of the Receivables and/or the Significant Holder(s) of the Notes, as the case may be, requests that such person or persons keep such information confidential in accordance with the terms of the confidentiality provisions of this Section 7.2(c).

         (d) NOTICE OF MATERIAL EVENTS AND CHANGE OF ADDRESS. The Supplier will promptly notify the User, the Significant Holder(s) of the Receivables and the Significant Holder(s) of the Notes (i) of any material adverse change in the Supplier's financial condition or the Supplier's Consolidated financial condition, (ii) of the occurrence of any Default, (iii) of the acceleration of the maturity of any Debt owed by the Supplier or of any default by the Supplier under any indenture, mortgage, agreement, contract or other instrument to which it is a party or by which it or any of its properties is bound, if such acceleration or default might have a material adverse effect upon the Supplier's consolidated financial condition, (iv) of any material adverse claim (or any claim of $1,000,000 or more) asserted against the Supplier. or with respect to the Supplier's properties, (v) of the occurrence of any Termination Event, and (vi) of the filing of any suit or proceeding against the Supplier in which an adverse decision could have a material adverse effect upon the Supplier's financial condition, business or operations. Upon the occurrence of any ?f the foregoing, the Supplier will take all necessary or appropriate steps to remedy promptly any such material adverse change, Default or default, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. The Supplier will also notify the Purchaser and the Purchaser's counsel set forth in Section 8.1 in writing at least twenty Business Days prior to the date that the Supplier changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Receivables, furnishing with such notice any necessary financing statement amendments or requesting the Purchaser and the Purchaser's counsel to prepare the sane.

         (e) MAINTENANCE OF EXISTENCE AND QUALIFICATIONS. The Supplier will maintain and preserve its corporate existence and its rights and material franchises in full force and effect and will qualify to do business as a foreign corporation in all states or jurisdictions where required by applicable law, except where the failure so to qualify will not have any material adverse effect on the Supplier.

         (f) PAYMENT OF TRADE DEBT, TAXES, ETC. The Supplier will (i) timely file all required tax returns; (ii) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (iii) within 60 days after the same becomes due pay all Debt owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (iv) pay and discharge when due all other Debt now or hereafter owed by it; and (v) maintain appropriate accruals and reserves for all of the foregoing Debt in accordance with GAAP. The Supplier may, however, delay paying or discharging any such Debt so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

         (g) PERFORMANCE ON THE SUPPLIER'S BEHALF. If the Supplier fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Transaction Document, any Significant Holder of the Receivables or any

Significant Holder of the Notes may pay the same. The Supplier shall immediately reimburse such Significant Holder for any such payments and each amount paid by any Significant Holder shall be due and payable on the date such amount is paid by such Significant Holder.

         (h) COMPLIANCE WITH AGREEMENTS AND LAW. The Supplier will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. The Supplier will conduct its business and affairs in compliance with all laws, regulations, and orders applicable thereto (including those relating to pollution and other environmental matters) in all material respects.

         (i) EVIDENCE OF COMPLIANCE. The Supplier will furnish to each Significant Holder of the Receivables, each Significant Holder of the Notes at the Supplier's expense all evidence which any Significant Holder of the Receivables, any Significant Holder of the Note and/or the User from time to time reasonably requests as to the accuracy and validity of or compliance with all representations, warranties and covenants made by the Supplier in the Transaction Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

         (j) NATURE AND ACCOUNTING OF RECEIVABLES AND RELATED RIGHTS.

                  (i) Prior to the termination of the Transaction Documents, the Supplier shall not sell, assign or otherwise transfer any of the Related Rights, except as provided herein. Immediately prior to the delivery of each Receivable, the Supplier will be the sole owner and Holder of such Receivable and the Related Rights. Upon the Receivables Purchaser's payment of the purchase price for a Receivable, it shall become the sole owner and Holder of such Receivable and the Related Rights.

                  (ii) At the time of the delivery of each Receivable, the amount of such Receivable shall be due and owing to the Supplier and shall represent an accurate statement of a bona fide sale, delivery and acceptance of goods and services by the Supplier to or for the User, PROVIDED, HOWEVER, that the Supplier shall remain the sole owner and holder of the Facility and shall not sell, assign or otherwise transfer ownership of the Facility or any part thereof to the User except as expressly provided in the Transmission Agreement. The payment of such Receivable shall not be contingent upon the fulfillment by the Supplier of any further performance of any nature whatsoever. The Supplier shall not have and shall not accept any returns and shall grant no allowances or credits to the User.

                  (iii) There shall not have been and shall be no setoffs, allowances, discounts, deductions, counterclaIms, or disputes with respect to any Receivable, either at the time it is accepted by the Receivables Purchaser for purchase or prior to the date it is to be paid.

                  (iv) The Supplier shall reflect on its books the absolute sale of the Receivables to the Receivables Purchaser.

         (k) INFORMATION REQUIRED BY RULE 144A. The Supplier will, upon the request of any Holder of the Receivables or any Holder of the Notes, provide such Holder, and any qualified institutional buyer designated by such Holder, such financial and other information as such Holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Receivables or the Notes, except at such times as the Supplier is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this
Section 7.2(k), the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         (l) FURTHER ASSURANCES; ETC. The Supplier will cause to be promptly and duly taken, obtained, executed, acknowledged or delivered all such further acts, conveyances, permits, licenses, documents and assurances as any Significant Holder of the Notes or any Significant Holder of the Receivables may from time to time reasonably request in order to carry out more effectively the intent and purposes of any of the Transaction Documents and the transactions contemplated thereby. The Supplier further agrees to have resolutions specifically ratifying the execution and delivery of the Transaction Documents and the transactions contemplated thereby adopted at the first meeting of its Board of Directors following the Closing Date.

         Section 7.3. COVENANTS OF THE ISSUER. To induce each of the other parties to enter into the Transaction Documents, the Issuer warrants, covenants and agrees, until the Issuer's payment in full of the principal of and interest on all the Notes and the payment in full by the Issuer of all other amounts due by the Issuer to Supplier, Purchaser, the Indenture Trustee, or any Holder of any Note under this Transaction Agreement, the Note Purchase Agreement or any other Transaction Document, as follows:

         (a) PAYMENT AND PERFORMANCE. The Issuer will pay all amounts owing by it due under the Transaction Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed or implied in the Transaction Documents.

         (b) BOOKS, FINANCIAL STATEMENTS AND REPORTS. The Issuer will at all times maintain complete and accurate (in all material respects) books of account and records. The Issuer will maintain a standard system of accounting and will furnish the following statements and reports to each Significant Holder of the Notes each Significant Holder of the Receivables, and the Supplier at the Issuer's expense:

                  (i) As soon as available, and in any event within 120 days after the end of each Fiscal Year, complete audited financial statements of the Issuer together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an opinion, based on an audit using generally accepted auditing standards, by Bolinger, Segars, Gilbert & Moss, or other independent certified public accountants selected by the Issuer and acceptable to the Required Holder(s) of the Notes and the Required Holder(s) of the Receivables, stating that such financial statements have been so prepared. The financial statements shall contain a balance sheet as of the end of such Fiscal Year and a statement of operations, of cash flows, and equities and margins for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year.

                  (ii) As soon as available, and in any event within 45 days after the end of each Fiscal Quarter, the Issuer's unaudited balance sheet as of the end of such Fiscal Quarter and statement of the Issuer's operations and cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, without footnotes, subject to changes resulting from normal or recurring year-end adjustments. In addition the Issuer will, together with each such set of financial statements and each set of financial statements furnished under clause (i) of this Section 7.3(b), furnish a certificate in the form of Exhibit I-3 signed by the individual who is acting in the capacity of the chief financial officer of the Issuer stating that such financial statements fairly present the financial condition of the Issuer and that he has reviewed the Transaction Documents and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

                  (iii) By March 1 and September 1 of each year, a projection of the Issuer's cash flows for the period from the date such report is due until the scheduled completion of the Facility and the Issuer's budget for such period, all in such scope and detail as the Required Holder(s) of the Notes may reasonably request.

                  (iv) By June 30 and December 31 of each year, commencing December 31, 1993 and continuing through and until the completion of the construction of the Facility, a written report signed by a Responsible Officer of each of the Issuer and the Contractor (1) describing the progress to such date on the construction of the Facility, including without limitation, a discussion of distances covered, important milestones or installed pieces of New Equipment, whether the construction and operation of the Facility is ahead of, on or behind schedule, costs and other expenditures incurred to such date, comparisons of actual costs to budgeted costs for such construction, revenues received relating to the Facility and any legal, regulatory or environmental developments that have materially affected the construction or operation of the Facility, and (2) containing projections and estimates regarding future construction and operation of the Facility, including without limitation, a discussion of future important milestones, installation of pieces of New Equipment, whether future construction of the Facility, including its completion, will be completed on schedule, future costs and other expenditures, comparisons of projected costs to budgeted costs for such construction, estimated future revenues to be received pursuant to the Power Sales Agreement relating to the Facility, and any real or potential legal, regulatory or environmental developments that may materially affect the future construction and/or operation of the Facility, and (3) containing all other information in such scope and detail as the Note Purchaser may reasonably request.

                  (v) By January 10, 1995 if requested in writing by the Required Holders of the Notes during the period from September 1, 1994 through and until December 15, 1994, an Engineering Report (the "First Optional Report").

                  (vi) By May 10, 1995 if requested in writing by the Required Holders of the Notes during the period from January 1, 1995 through and until April 15, 1995, an Engineering Report (the "Second Optional Report").

         (c) OTHER INFORMATION AND INSPECTIONS. The Issuer will furnish to each Significant Holder of the Notes, each Significant Holder of the Receivables and the Supplier any information which such Significant Holder or the Supplier may from time to time reasonably request concerning any covenant, provision or condition of the Transaction Documents or any matter in connection with the Issuer's businesses and operations. During normal business hours, the Issuer will permit representatives of the Supplier, a majority of the Significant Holder(s) of the Notes and/or a majority of the Significant Holder(s) of the Receivables, including independent accountants, agents, attorneys, appraisers and any other persons, upon three Business Days' notice (or, if a Default has occurred, upon no notice), to visit and inspect any of the Issuer's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain. The Issuer shall permit such representatives to investigate and verify the accuracy of the information furnished to the Significant

Holder(s) of the Notes, the Significant Holder(s) of the Receivables and the Supplier in connection with the Transaction Documents and to discuss all such matters with the Issuer's officers, employees and representatives. The Supplier, each Significant Holder of the Notes and each Significant Holder of the Receivables agrees that, until the occurrence of a Payment Event of Default or an Insolvency Event of Default, it will take all reasonable steps to keep confidential any proprietary information given to it by the Issuer, provided, however, that this restriction shall not apply to information which
(i) has at the time in question entered the public domain other than by reason of breach of this provision by any Holder of any Note, any Holder of any Receivable or the Supplier, (ii) is required to be disclosed by law or by any order, rule or regulation (whether valid or invalid) of any court or governmental agency, or authority or by the National Association of Insurance Commissioners, (iii) is disclosed to any Affiliates of the Supplier, any Holder of any Note or any Holder of any Receivable, auditors, attorneys, or agents of the Supplier, the Significant Holder(s) of the Notes and/or the Significant Holder(s) of the Receivables, so long as the Supplier, the Significant Holder(s) of the Notes and/or the Significant Holder(s) of the Receivables, as the case may be, request(s) that such person or persons keep such information confidential in accordance with the terms of the confidentiality provisions of this Section 7.3(c), or (iv) is furnished to purchasers or prospective purchasers of participations or other interests in the Notes or the Receivables; so long as the Supplier, the Significant Holder(s) of the Notes or the Significant Holder(s) of the Receivables, as the case may be, request(s) that such person or persons keep such information confidential in accordance with the terms of the confidentiality provisions of this Section 7.3(c)

         (d) NOTICE OF MATERIAL EVENTS AND CHANGE OF ADDRESS. The Issuer will promptly notify the Significant Holder(s) of the Notes, the Significant Holder(s) of the Receivables and the Supplier (i) of any material adverse change in the Issuer's financial condition, (ii) of the occurrence of any Default, (iii) of the acceleration of the maturity of any Debt owed by the Issuer or of any default by the Issuer under any indenture, mortgage, agreement, contract or other instrument to which it is a party or by which it or any of its properties is bound, if such acceleration or default might have a material adverse effect upon the Issuer's financial condition, (iv) of any material adverse claim (or any claim of $50,000 or more) asserted against the Issuer or with respect to the Issuer's properties, (v) of the occurrence of any Termination Event, and (vi) of the filing of any suit or proceeding against the Issuer in which an adverse decision could have a material adverse effect upon the Issuer's financial condition, business or operations. Upon the occurrence of any of the foregoing the Issuer will take all necessary or appropriate steps to remedy promptly any such material adverse change, Default or default, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. The Issuer will also notify the Supplier, the Purchaser and the Purchaser's counsel set forth in Section 8.1 in writing at least twenty Business Days prior to the date that the Issuer changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Facility, furnishing with such notice any necessary financing statement amendments or requesting the Purchaser and the Purchaser's counsel to prepare the same.

         (e) MAINTENANCE OF EXISTENCE AND QUALIFICATIONS. The Issuer will maintain and preserve its corporate existence and its rights and franchises in full force and effect and will qualify to do business as a foreign corporation in all states or jurisdictions where required by applicable law, except where the failure so to qualify will not have any material adverse effect on the Issuer.

         (f) PAYMENT OF TRADE DEBT, DUES, ETC. The Issuer will (i) timely file all required tax returns; (ii) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (iii) within 60 days after the same becomes due pay all Debt owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (iv) pay and discharge when due all other Debt now or hereafter owed by it; and (v) maintain appropriate accruals and reserves for all of the foregoing Debt in accordance with GAAP. The Issuer may, however, delay paying or discharging any such Debt so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

         (g) PERFORMANCE ON THE ISSUER'S BEHALF. If the Issuer fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Transaction Document, the Supplier, any Significant Holder of the Notes or any Significant Holder of the Receivables may pay the same. The Issuer shall immediately reimburse the Supplier or such Significant Holder for any such payments and each amount paid by the Supplier or any Significant Holder shall be due and payable on the date such amount is paid by the Supplier or such Significant Holder.

         (h) COMPLIANCE WITH AGREEMENTS AND LAW. The Issuer will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. The Issuer will conduct its business and affairs in compliance with all laws, regulations, and orders applicable thereto (including those relating to pollution and other environmental matters) in all material respects.

         (i) EVIDENCE OF COMPLIANCE. The Issuer will furnish to the Supplier, each Significant Holder of the Notes and each Significant Holder of the Receivables at the Issuer's expense all evidence which the Supplier, any Significant Holder of the Notes or any Significant Holder of the Receivables from time to time reasonably requests as to the accuracy and validity of or compliance with all representations, warranties and covenants made by the Issuer in the Transaction Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

         (j) INFORMATION REQUIRED BY RULE 144A. The Issuer will, upon the request of any Holder of the Notes, provide such Holder, and any qualified institutional buyer designated by such Holder, such financial and other information as such Holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Issuer is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this Section 7.3(j), the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         (k) INTEREST. The Issuer hereby promises to pay interest to the Note Purchaser at the Late Payment Rate on all obligations which the Issuer has in this Agreement promised to pay and which are not paid when due.

         (l) COST OVERRUNS. In the event the costs of purchasing and constructing the Facility exceed the proceeds of the sale of the Notes hereunder, the Issuer shall be responsible for and shall pay for all such cost overruns.

         (m) RESTRICTED DEBT. The Issuer will not in any manner owe or be liable for Restricted Debt except:

                  (i) the Notes and

                  (ii) trade payables described in Section 7.3(f) which are not more than 60 days past due or which are being contested as provided in
         Section 7.3(f).

         (n) LIMITATION ON LIENS. The Issuer will not create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires, except Permitted Liens. The Issuer will not allow the filing or continued existence of any financing statement describing as collateral any assets or property of the Issuer other than financing statements which describe only Permitted Liens and which name as secured party or lessor only the holder of such Permitted Lien.

         (o) LIMITATION ON MERGERS, ISSUANCES OF SECURITIES. The Issuer will not merge or consolidate with or into any other business entity.

         (p) LIMITATION ON SALES OF PROPERTY. The Issuer will not sell, transfer, lease, exchange, alienate or dispose of any of its material assets or properties or any material interest therein except as provided in the Transaction Documents.

         (q) LIMITATION ON DIVIDENDS AND REDEMPTIONS. The Issuer will not declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or other interest in it, or cause or permit any reduction or retirement of the capital stock of the Issuer.

         (r) LIMITATION ON INVESTMENTS AND NEW BUSINESS. The Issuer will not
(i) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business or
(ii) engage directly or indirectly in any business or conduct any operations except in connection with the Facility. Notwithstanding the foregoing, the Issuer may make investments in (1) open market commercial paper, maturing within 270 days after acquisition thereof, which has the highest credit rating of either S&P or Moody's, (2) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America, (3) demand deposits, and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, with a domestic office of a domestic office of any national or state bank or trust company organized under the laws of the United States of America or any state therein and having capital, surplus and undivided profits of at least $100,000,000 and (4) repurchase obligations with a term of not more than 60 days for underlying securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than 6 months from the date of acquisition thereof.

         (s) LIMITATION ON CREDIT EXTENSIONS. Except as allowed under the final sentence of the immediately preceding Section 7.3(r), the Issuer will not extend credit, make advances or make loans.

         (t) AMENDMENT OF CONTRACTS; ERISA PLANS. The Issuer will not amend or permit any amendment to any contract or lease which releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of the Holders of the Notes or the Supplier under or acquired pursuant to any Transaction Documents. The Issuer has not and will not establish any ERISA Plan or incur any obligation to contribute to any "multi-employer plan" as defined in Section 4001 of ERISA.

         (u) FISCAL YEAR. The Issuer will not change its Fiscal Year.

         (v) NO SUBSIDIARIES. The Issuer will not create or acquire any Subsidiary.

         (w) FURTHER ASSURANCES; etc. The Issuer will cause to be promptly and duly taken, obtained, executed, acknowledged or delivered all such further acts, conveyances, permits, licenses, documents and assurances as any Significant Holder of the Notes or any Significant Holder of the Receivables may from time to time reasonably request in order to carry out more effectively the intent and purposes of any of the Transaction Documents and the transactions contemplated thereby.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1. NOTICES. All notices, requests, consents, demands and other communications required or permitted under any Transaction Document shall be in writing, unless otherwise specifically provided in such Transaction Document, and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy or telex, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to the party in question at the following address:

         If to the Issuer:

         OTP, Inc.
         500 West Wall Street
         Midland, Texas 79701
         Attn: President

         If to the Supplier:

         Southwestern Public Service Company
         Sixth and Tyler Streets
         Amarillo, Texas 79101
         Attn: Secretary and Treasurer

         If to the User:

         Cap Rock Electric Cooperative, Inc.
         500 West Wall Street
         Midland, Texas 79701
         Attn: President

         If to the Indenture Trustee:
         Texas Commerce Bank National Association
         600 Travis, 8th Floor
         Houston, Texas 77002
         Attn: Vice President, Corporate Trust Department

         If to the Purchaser: At the addresses set forth in Schedule 1 to the Note Purchase Agreement with copies to:

         Metropolitan Life Insurance Company
         One Madison Avenue
         New York, New York 10010
         Attn: Treasurer

         and Purchaser's counsel

         Thompson & Knight, a Professional Corporation
         1700 Pacific Avenue, Suite 3300
         Dallas, Texas 75201
         Attn: Dorothy H. Bjorck, Esq.

(unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy or telex, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail.

         Section 8.2. JOINT AND SEVERAL LIABILITY; PARTIES IN INTEREST. All obligations under the Transaction Documents that are incurred by two or more Transaction Parties shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Transaction Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Person (other than the Purchaser) may assign or transfer any of its rights or delegate any of its duties or obligations under any Transaction Document without the prior consent of the Purchaser.

         SECTION 8.3. GOVERNING LAW; SUBMISSION TO PROCESS. THIS AGREEMENT AND EACH OF THE OTHER TRANSACTION DOCUMENTS SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WIThOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT OR ANY OF THE RELATED PERSONS IN ANY LEGAL PROCEEDING RELATING TO THE TRANSACTION DOCUMENTS OR THE OBLIGATIONS BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO ANY OF THE TRANSACTION DOCUMENTS SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, TO THE EXTENT IT HAS SUBJECT MATTER JURISDICTION, AND OTHERWISE IN THE FEDERAL DISTRICT COURTS SITTING IN DALLAS COUNTY, TEXAS. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER. IN FURTHERANCE THEREOF, EACH OF THE PARTIES HERETO HEREBY ACKNOWLEDGE AND AGREE THAT IT WAS NOT INCONVENIENT FOR THEM TO NEGOTIATE AND FUND THE TRANSACTIONS CONTEMPLATED BY THIS

AGREEMENT IN SUCH COUNTY AND THAT IT WILL BE NEITHER INCONVENIENT NOR UNFAIR TO LITIGATE OR OTHERWISE RESOLVE ANY DISPUTES OR CLAIMS IN A COURT SITTING IN SUCH COUNTY.

         Section 8.4. AMENDMENT. The terms of this Agreement or any other Transaction Document shall not be altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the party against which such alteration, modification, amendment, supplement or termination is sought and by the Purchaser, the Required Holder(s) of the Notes and the Required Holder(s) of the Receivables.

         Section 8.5. HEADINGS. Section headings and the table of contents contained in this Agreement and any other Transaction Document are for convenience only and shall not be construed as a part of such Transaction Document.

         Section 8.6. COUNTERPARTS. This Agreement and each other Transaction Document may be executed by the parties hereto and thereto in separate counterparts, each of which when so executed and delivered shall be an original for all purposes, but all such counterparts shall together constitute but one and the same instrument.

         Section 8.7. SEVERABILITY. If any term or provision hereof or in any other Transaction Document or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or such provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or thereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable. To the extent permitted by Applicable Laws, the parties hereto waive any provision of law that renders any term or provision hereof or thereof invalid or unenforceable in any respect.

         Section 8.8. REPRODUCTION OF DOCUMENTS. This Agreement, each other Transaction Document and all other documents relating hereto and thereto, including without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchaser, the Supplier, any Holder of any Note, any Holder of any Receivable (except the Notes and the Receivables), and (c) financial statements, certificates and other information previously or hereafter furnished to the Purchaser, the Supplier, any Holder of any Note or any Holder of any Receivable, may be reproduced by the Purchaser, the Supplier, any Holder of any Note or any Holder of any Receivable by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Person may destroy any original document so reproduced. Each party hereto stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by the Purchaser, the Supplier or such Holder in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 8.9. PERSONAL PROPERTY. All the parties hereto agree that the Facility is and shall, from and after the date of this Agreement, be and remain personal property and that the Facility may be removed by the owner thereof, at the time in question, from the Site, subject, however, to the provisions of the Receivables Purchase Agreement and the Trust Indenture.

         Section 8.10. SURVIVAL OF AGREEMENTS. The representations, warranties and agreements of the parties provided for in the Transaction Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, any disposition of any Note or any interest of the Issuer or the Supplier in the Facility and the expiration or other termination of any of the Transaction Documents and shall be and continue in effect notwithstanding any investigation made by the Purchaser, the Supplier, any Holder of any Note or any Holder of any Receivable, and the fact that the Indenture Trustee, the Purchaser, the Supplier, any Holder of any Note or any Holder of any Receivable may waive compliance with any of the other terms, provisions or conditions of any of the Transaction Documents.

         Section 8.11. LIABILITIES OF THE PURCHASER, THE HOLDERS OF THE NOTES AND THE HOLDERS OF THE RECEIVABLES. No party hereto shall have any obligation or duty to any other party hereto with respect to the transactions contemplated hereby except those obligations or duties expressly set forth in the Transaction Documents. Without limiting the generality of the foregoing, under no circumstances whatsoever shall the Purchaser, any Holder of any Note or any Holder of any Receivable, as such, be liable to any other party hereto for any action or inaction on the part of the Indenture Trustee, the Issuer, the Supplier, the User or any other Person in connection with any of the Transaction Documents, the holding of any interest in the Facility, the administration of the Receivables Purchase Agreement, Trust Estate or otherwise, unless such action or inaction shall be upon the instructions of the Purchaser, the Required Holder(s) of the Notes, the Required Holder(s) of the Receivables and consistent with the provisions of the Transaction Documents.

         Section 8.12. NO PARTNERSHIP. Nothing contained in this Agreement is intended, nor shall it be construed, to create a partnership or joint venture among the parties hereto, or to render the Purchaser, any Holder of any Note or any Holder of any Receivable liable or responsible for the performance or payment of the obligations of the Issuer, the Supplier, the User or the Indenture Trustee.

         Section 8.13. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. EACH PARTY HERETO HEREBY (a) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITh THE TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (b) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (c) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (d) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. EACH OF THE ISSUER, THE SUPPLIER AND THE USER HEREBY REPRESENTS AND ACKNOWLEDGES THAT IT HAS ASSETS OF $5,000,000 OR MORE ACCORDING TO ITS MOST RECENT FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITh GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, THAT IT HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF CREDIT TRANSACTIONS GENERALLY AND OF THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS IN PARTICULAR, AND THAT IT IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE PARTIES TO AND THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS; EACH OF THE ISSUER, THE SUPPLIER AND THE USER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES --CONSUMER PROTECTION ACT (OTHER THAN SECTION 17.555 THEREOF), AS FROM TIME TO TIME AMENDED.

         Section 8.14. MAXIMUM INTEREST PAYABLE. Each of the parties hereto and the Holders of the Notes and the Holders of the Receivables specifically intend and agree to limit contractually the amount of interest payable under the Transaction Documents and all other instruments and agreements related thereto to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of the Transaction Documents or any instrument pertaining to or relating thereto shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and none of the Transaction Parties, any guarantor nor any other party liable or to become liable under the Transaction Documents, any guaranty or under any other instruments and agreements related thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of this Section 8.14 shall control over all other provisions of the Transaction Documents, any guaranty or any other instrument pertaining to or relating to the transactions herein and therein contemplated. If any amount of interest taken or received by the Purchaser, any Holder of the Notes or any Holder of the

Receivables shall be in excess of said maximum amount of interest which, under applicable law, could lawfully have been collected by the Purchaser or such Holder incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be refunded promptly by the Person receiving such amount to the party paying such amount, or, at the option of the recipient, credited ratably against the unpaid principal amount of the Note or Notes and/or Receivable or Receivables held by the Purchaser or such Holder, respectively. All amounts paid or agreed to be paid in connection with such transactions which would under applicable law be deemed "interest" shall, to the extent permitted by such applicable law, be amortized, prorated, allocated and spread throughout the stated term of the Transaction Documents. "APPLICABLE LAW" as used in this Section means that law in effect from time to time which permits the charging and collection of the highest permissible lawful, nonusurious rate of interest on the transactions herein contemplated including laws of the State of Texas and of the United States of America, and "MAXIMUM RATE" as used in this Section means the maximum lawful, nonusurious rates of interest (if any) which under applicable law may be charged from time to time.

         Section 8.15. TERMINATION OF TRANSACTION AGREEMENT AND TRANSACTION DOCUMENTS. This Transaction Agreement and each of the other Transaction Documents shall terminate upon the payment in full of (a) the principal, interest, Yield-Maintenance Amounts and all other amounts due any and all Holders of the Notes under any and all of the Notes, (b) any and all amounts due any and all Holders of the Receivables under any and all of the Receivables, and (c) any and all other indebtedness, obligations and/or other amounts due or to become due under any of the Transaction Documents by any Transaction Party to the Purchaser, any Holder of any Note, any Holder of any Receivable or the Indenture Trustee. Upon such termination, the Purchaser, the Holders of any Notes, the Holders of any Receivables and the Indenture Trustee shall at the expense of the Transaction Parties execute and deliver all necessary instruments to reflect and effect such termination of the Transaction Documents as may be reasonably requested by the Transaction Parties. Notwithstanding the foregoing, any waivers or admissions made by any Transaction Party in favor of the Purchaser, the Holders of the Notes, the Holders of the Receivables and/or the Indenture Trustee, and any obligations which any Person may have to indemnify or compensate the Purchaser, the Holders of the Notes, the Holders of the Receivables and/or the Indenture Trustee shall survive any termination of this Agreement or any other Transaction Document. The parties hereto hereby acknowledge that the waiver of jury trial and punitive damages set forth in Section 8.13 by the Supplier and the User shall, with respect to any litigation involving (i) the Transmission Agreement and/or the Power Sales Agreement and (ii) only the Transaction Parties, terminate upon the termination of this Agreement.

         IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                                    SOUTHWESTERN PUBLIC SERVICE COMPANY



                                    By: /s/ Coyt Webb
                                       ---------------------------------
                                       Coyt Webb
                                       President



                                    By: /s/ Robert D. Dickerson
                                       ---------------------------------
                                       Robert D. Dickerson
                                       Secretary and Treasurer


                                    CAP ROCK ELECTRIC COOPERATIVE




                                    By: /s/ David Pruitt
                                       ---------------------------------
                                       David Pruitt
                                       President


                                    OTP, INC.




                                    By: /s/ David Pruitt
                                       ---------------------------------
                                       David Pruitt
                                       President



                                    METROPOLITAN LIFE INSURANCE COMPANY




                                    By:
                                       ---------------------------------
                                       John R. Endres
                                       Assistant Vice President



                                    METROPOLITAN INSURANCE AND ANNUITY
                                    COMPANY, as a Purchaser




                                    By: /s/ Thomas C. Hoi
                                       ---------------------------------
                                       Name: Thomas C. Hoi
                                       Title: Assistant General Counsel



                                    METROPOLITAN INSURANCE AND ANNUITY
                                    COMPANY, as a Purchaser




                                    By: /s/ Anthony J. Williamson
                                       ---------------------------------
                                       Name: Anthony J. Williamson
                                       Title: Vice-President

                                    METROPOLITAN PROPERTY AND CASUALTY
                                    INSURANCE COMPANY, as a Purchaser


                                    By: /s/ Timothy L. Schmidt
                                       ---------------------------------
                                       Name: Timothy L. Schmidt
                                       Title: Vice-President



                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as the Indenture Trustee


                                    By:
                                       ---------------------------------
                                       Steven Patterson
                                       Vice President and Trust Officer

                                    METROPOLITAN INSURANCE AND ANNUITY COMPANY


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:




                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                    By: /s/ Michael A. Eggert
                                       ---------------------------------
                                       Michael A. Eggert
                                       Vice President and Trust Officer






















                                       53